UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2016

ADAMIS PHARMACEUTICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

Merger Transaction

On March 28, 2016, Adamis Pharmaceuticals Corporation (the “Company” or “Adamis”) entered into an Agreement and Plan of Merger, dated as of March 28, 2016 (the “Merger Agreement”), with US Compounding, Inc., an Arkansas corporation (“USC”), and Ursula MergerSub Corp., an Arkansas corporation and a wholly owned subsidiary of the Company (“Merger Sub”). The Merger Agreement provides for the acquisition of USC by Adamis. USC is a privately-held company registered as a drug compounding outsourcing facility under Section 503B of the U.S. Food, Drug & Cosmetic Act (“FD&C Act”) that provides prescription medications to patients, physician clinics, hospitals and surgery centers throughout most of the United States. USC manufactures customized medications based on physicians’ orders and individual patient needs. USC’s differentiated offerings broadly include, among others, corticosteroids, hormone replacement therapies, and men’s and women’s health products.

The Merger Agreement provides for Merger Sub to merge with and into USC (the “Merger”), with USC surviving as a wholly owned subsidiary of the Company. The Boards of Directors of each of USC and the Company have unanimously approved the Merger.

The Merger Agreement provides that a total of 1,618,544 shares of Adamis common stock are issuable to the USC stockholders pursuant to the Merger. Under the Merger Agreement, at the effective time of the Merger, each outstanding share of USC common stock (other than shares held by the Company, Merger Sub or USC, which will be cancelled), will be converted into the right to receive shares of Adamis common stock equal to 1,618,544 divided by the total number of shares of USC common stock outstanding. USC does not have and will not have any outstanding options, warrants or other rights to acquire its securities. No fractional shares of Company common stock will be issued in the Merger.

The Merger Agreement includes a number of customary covenants and agreements of USC concerning operation of its business and actions to be taken by USC between the date of the Merger Agreement and the closing date. The Merger is subject to the approval by the stockholders of USC and other customary conditions including, among other things,: (i) absence of a material adverse effect on USC’s business; (ii) entry into employment agreements with certain key employees; (iii) completion of certain ancillary transactions, including acquisition by the Company of the building and property on which USC’s offices are located and the acquisition of certain other tangible property; (iv) entry into non-competition agreements with certain USC stockholders; and (v) none of the USC stockholders have exercised their dissenters’ rights. For each of USC and the Company, the obligation to close the Merger is also subject to the accuracy in all material respects of representations and warranties of, and compliance with covenants by, the other party as set forth in the Merger Agreement. Subject to the satisfaction of these conditions, the Company anticipates that the Merger will close in the second quarter of 2016.

The Merger Agreement also includes customary indemnification provisions providing that a portion of the Company shares constituting the merger consideration will be held in escrow for a period of three (3) years after the closing date in order to satisfy the indemnification obligations of the principal USC stockholders under the Merger Agreement for breaches of USC’s representations, covenants and warranties, and certain other matters. In addition, the principal stockholders of USC who are also employees of USC have entered into agreements pursuant to which a portion of the merger consideration shares issued to such stockholders will be withheld, with such shares to be released over a period of three (3) years after the closing date, provided that such stockholder continues to be employed by USC or the Company (with certain exceptions) as of the applicable vesting date.

The Merger Agreement provides that USC and the Company may mutually agree to terminate the Merger Agreement before completing the Merger. The Company may terminate the Merger Agreement if an event or condition occurs that has or is reasonably likely to have a material adverse effect on USC. In addition, either USC or the Company may terminate the Merger Agreement if: (i) the Merger is not consummated by May 15, 2016; (ii) a court or other governmental entity issues a final order prohibiting the Merger; or (iii) the other party breaches the Merger Agreement, the breach is not cured within the applicable cure period, and such breach would entitle the party seeking to terminate the agreement not to consummate the Merger.

In connection with the Merger, and subject to obtaining all required consents and approvals, the Company has agreed to acquire from certain third party entities the building and property on which USC’s principal offices and facilities are located, and certain laboratory equipment used in connection with USC’s operations, in consideration of the assumption by the Company of the loan obligations and loan documents relating to such assets, as well as to assume certain loan obligations and loan documents of USC, in an aggregate principal amount of approximately $5,722,500. Further, it is expected that most or all of the current USC employees will continue and remain employed by USC after the closing of the transaction.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated in Item 1.01 of this Current Report on Form 8-K by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

The above description of the Merger Agreement and the copy of the Merger Agreement attached hereto have been included to provide investors with summary information regarding its terms. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the benefit of the parties to the Merger Agreement and: (i) may be intended not as statements of fact but rather as a way of allocating risk among the parties if those statements prove to be inaccurate; (ii) have been limited and qualified by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement; (iii) may apply materiality standards that are different from what may be viewed as material to investors; and (iv) were made only as of the date of the Merger Agreement or such other dates as may be specified in the Merger Agreement and are subject to more recent developments. Accordingly, these representations and warranties should not be relied upon as characterizations of the actual state of facts or affairs on the date they were made or at any other time.

Joinder Agreements

The principal stockholders of USC, representing more than a majority of the outstanding shares of USC, have entered into joinder agreements (the “Joinder Agreements”). Pursuant to the Joinder Agreements, each such stockholder agreed, among other things, (i) to vote in favor of the Merger, the Merger Agreement and the transactions contemplated thereby; (ii) to be bound by the terms and conditions of the Merger Agreement; and (iii) to take certain other actions in support of the Merger and the transactions contemplated by the Merger Agreement.

A copy of the form of Joinder Agreements is filed herewith as Exhibit 2.2 and incorporated herein by reference. The description of certain terms of the Joinder Agreements set forth herein does not purport to be complete and is qualified in its entirety by reference to the Joinder Agreement.

Noncompetition Agreements

In connection with the Merger Agreement, the principal employee stockholders of USC have entered into noncompetition agreements providing, in general, that for a period of the longer of (i) three (3) years after the closing date of the Merger or (ii) six (6) months after the date of their termination of employment, they will not engage in certain activities, either on behalf of themselves or third parties, that compete with the business of USC or the Company.

Loan Agreement with Bear State Bank, N.A.

Loan Agreement

On March 28, 2016, the Company entered into a Loan and Security Agreement (the “Loan Agreement”) with Bear State Bank, N.A., a national banking association with an office located in Little Rock, Arkansas (“Bear State”). Pursuant to the Loan Agreement, Bear State agreed to loan to the Company from time to time up to an aggregate of $2,000,000, subject to the terms and conditions of the Loan Agreement and the Company entered into a related Line of Credit Promissory Note (the “Note”) to evidence amounts that the Company may borrow from Bear State under the Loan Agreement. Advances under the Loan Agreement will be made upon the Company’s request to Bear State, subject to the terms and conditions of the Loan Agreement. The Company agreed to maintain a checking account at Bear State for the deposit, among other things, of amounts that it may borrow under the Loan Agreement. The Company intends to use proceeds that it borrows under the Loan Agreement, among other purposes, to provide working capital to USC.

Interest on amounts borrowed under the Loan Agreement accrues at a rate equal to the prime commercial rate of interest charged by banks in New York, New York, as reflected in the Central Edition of The Wall Street Journal.

Under the Loan Documents, the Company agreed to pay accrued and unpaid interest on amounts that it borrows and that are represented by the Note commencing on April 1, 2016, and on the first day of each July, October, and January, through and including March 1, 2017. The entire outstanding principal balance, and all accrued and unpaid interest and all other sums payable pursuant to the Note, the Loan Agreement, or any of the other Loan Documents, are due and payable on March 1, 2017 (the “Maturity Date”), unless sooner provided. The Company may repay any amounts that it borrows under the Loan Agreement at any time.

To secure its obligations to Bear State under the Loan Agreement and all documents executed in connection with or pursuant to Loan Agreement, including without limitation the Note, and all other security agreements, documents, agreements, and other instruments contemplated by the Loan Agreement or in connection with the Loan Agreement (the “Loan Documents”), the Company has granted Bear State a security interest in that certain Non-Revolving Line of Credit Agreement of up to $2,000,000 by and between the Company and USC as evidenced by a Promissory Note dated March 28, 2016 (the “USC Note”) from USC in favor of the Company in the principal amount of up to $2,000,000, which relates to amounts that the Company may loan to USC to help provide funding for USC’s business activities, and the Company’s accounts, general intangible and payment intangible rights relating to its rights under the USC Note.

In addition to the collateral securing its obligations under the Loan Documents, the Company has issued a Warrant to Bear State allowing Bear State to purchase up to 1,000,000 shares of the Company’s common stock at an exercise price equal to par value per share. The Warrant is only exercisable by Bear State if the Company is in default under the Note or Loan Documents. If at any time before the full satisfaction of the Company’s obligations under the Loan Documents the product of: (A) number of unexercised Warrant Shares multiplied by (B) the value of the common stock of the Company, falls below the product of: (Y) 1.50 multiplied by (Z) the outstanding principal balance of the Note, then the Company must, within three business days after delivery of notice from Bear State, either (1) issue additional Warrants to provide Bear State with rights to additional shares of common stock of the Company, or (2) reduce the principal balance of the Note to bring the Company in compliance with the above ratio requirements.

The Company is also obligated to comply with various other customary covenants, including, among other things: preserve its corporate existence and comply with applicable laws; pay Bear State’s expenses (including legal fees) in connection with the preparation of the Loan Documents; notify Bear State of certain kinds of legal or regulatory proceedings or material adverse events affecting the Company’s business; not incur indebtedness in excess of $500,000; or not sell or dispose of all or substantially all of the Company’s assets or sell or dispose of any of the collateral under the Loan Documents.

As discussed above, the Company has agreed to acquire the building and property on which USC’s principal offices and facilities are located and certain laboratory equipment used in connection with USC’s operations in consideration of the assumption by the Company of loans made by Bear State to the owners of such assets. Subject to customary conditions, at the Merger closing, Bear State has agreed to permit the assumption of and assignment to the Company of such loans.

The foregoing description of the Loan Agreement is qualified in its entirety by reference to the full text of the Loan Agreement, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

The Loan Agreement contains representations, warranties and covenants that (i) the Company has made solely for the benefit of Bear State, (ii) should not be treated as categorical statements of fact, but rather as a way of allocating risk between the parties, (iii) have in some cases been qualified by disclosures made to Bear State in connection with the negotiation of the Loan Agreement and not necessarily reflected therein, (iv) may apply standards of materiality in a way that is different from what may be material to investors and (iv) are made only as of the dates specified in the Loan Agreement and are subject to more recent developments. Investors are not third party beneficiaries under the Loan Agreement and, in light of the foregoing reasons, should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of our actual state of facts or conditions.

Warrant

As described above, as part of the consideration for Bear State entering into the Loan Agreement and in addition to the collateral securing our obligations under the Loan Documents, the Company issued to Bear State a warrant (the “Warrant”) exercisable in certain circumstances to acquire up to 1,000,000 shares of the Company’s common stock (the “Warrant Shares”). The Warrant can only be exercised after an event of default as defined in the Loan Agreement at an exercise price equal to the par value for a share of common stock. The Company has agreed to register the resale of any common stock that may be issued upon the exercise Warrant by Bear State with the Securities and Exchange Commission and Bear State has agreed to sell the Warrant Shares only for the purpose of satisfying, and only in an amount sufficient to satisfy, the amount of obligations of the Company due to Bear State under the Loan Agreement as determined in good faith by Bear State in the event of a default.

The foregoing description of the Warrant is qualified in its entirety by reference to the full text of the Warrant, a copy of which is filed as Exhibit 10.2 to this report and incorporated herein by reference.

Forward Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future results of operations, including, but not limited to the following statements: statements regarding the proposed acquisition, its expected benefits, the acquisition’s anticipated timing, and the anticipated future financial performance of USC; the Company’s beliefs concerning the ability of products that may be marketed and sold by USC to compete successfully in the market; the Company’s ability to fund future product development and to support the ongoing activities of the Company and, after the closing of the merger transaction with USC; future revenues expected from any of the Company’s product candidates, assuming that they are developed and approved for marketing by the FDA and other regulatory authorities; and the completion of the events that are conditions to the closing of the USC acquisition. Statements in this Form 8-K concerning future events depend on several factors beyond the Company’s control, including, without limitation, receipt of adequate funding to support these activities, the absence of unexpected developments or delays, market conditions, and the absence of unexpected regulatory delays or proceedings. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results to be materially different from these forward-looking statements. There can be no assurances that the proposed acquisition of USC will be completed. Certain of these risks, uncertainties, as well as other risk factors relating to the Company’s business, financial condition and prospectus, are described in greater detail in Adamis’ filings from time to time with the SEC, which Adamis strongly urges you to read and consider, all of which are available free of charge on the SEC’s web site at http://www.sec.gov. Except to the extent required by law, Adamis expressly disclaims any obligation to update any forward-looking statements.

Item 2.02          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information disclosed in Item 1.01 above under the heading “Loan Agreement” is incorporated herein by reference.

Item 3.02          Unregistered Sale of Equity Securities.

As described above, as part of the consideration for Bear State entering into the Loan Agreement and in addition to the collateral securing our obligations under the Loan Documents, the Company issued to Bear State a Warrant to purchase up to 1,000,000 shares of the Company’s common stock. The issuance of the Warrant is a private placement to an “accredited investor” (as that term is defined under Rule 501 of Regulation D), and was issued in reliance on the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act, and/or Rule 506 of Regulation D promulgated thereunder. No underwriting discounts or commissions are or will be payable as a result of the offer, sale and issuance by the Company of the Warrant.

Item 8.01          Other Events

The Company has issued a press release announcing the execution of the Merger Agreement. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits

2.1	Agreement and Plan of Merger, dated as of March 28, 2016, by and among the Company, US Compounding, Inc., Ursula MergerSub Corp., and Eddie Glover, as Stockholders’ Representative.*
2.2	Form of Joinder Agreement, dated as of March 28, 2016, by and between the Company and certain stockholders of U.S. Compounding, Inc.
10.1	Loan and Security Agreement by and between Adamis Pharmaceuticals Corporation and Bear State Bank, N.A.
10.2	Warrant dated March 28, 2016
99.1	Press Release of the Company, dated March 28, 2016

*	Schedules, annexes and similar supporting attachments or agreements to the Merger Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Commission upon request.

Item 9.01          Financial Statements and Exhibits

(d)      Exhibits.

   None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: March 29, 2016	By:	/s/ Robert O. Hopkins
	Name:	Robert O. Hopkins
	Title:	Chief Financial Officer